Note 11 - Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note K - Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated were loan customers during 2015. A summary of activity on these borrower relationships with aggregate debt greater than $120 is as follows:

Total loans at January 1, 2015	$5,184
New loans	135
Repayments	(1,162)
Other changes	(168)
Total loans at December 31, 2015	$3,989

Other changes include adjustments for loans applicable to one reporting period that are excludable from the other reporting period, such as changes in persons classified as directors, executive officers and companies’ affiliates.

Deposits from principal officers, directors, and their affiliates at year-end 2015 and 2014 were $30,169 and $14,616.